VARIABLE PRODUCTS FUND PROSPECTUS







THE PHOENIX
    EDGE
      SERIES FUND

      MAY 1, 2001











      These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.





      [LOGO] PHOENIX WEALTH MANAGEMENT(SM)

                                                                THE PHOENIX EDGE
                                                                     SERIES FUND








                                  [diamond]  Phoenix-Goodwin Money Market Series








IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:

[envelope]  PHOENIX VARIABLE PRODUCTS
            MAIL OPERATIONS
            PO Box 8027
            Boston, MA 02266-8027
[telephone] Tel. 800/541-0171







PROSPECTUS                                                           MAY 1, 2001





    The Phoenix Edge Series Fund (the "Fund") is an open-end management investment company which is comprised of several series. This prospectus only describes the Phoenix-Goodwin Money Market Series. A complete prospectus may be obtained by contacting Phoenix Variable Products Mail Operations at the address and telephone number listed above.

    The shares of the Fund are not directly offered to the public. You can invest in the fund only by buying a variable accumulation annuity contract or a variable universal life insurance policy offered by Phoenix Home Life Mutual Insurance Company ("Phoenix"), PHL Variable Insurance Company ("PHL Variable"), or Phoenix Life and Annuity Company ("PLAC"), and directing the allocation of your payment to the series. The subaccount, in turn, invests in shares of the Fund.


    This prospectus describes the series and provides important information you should know before investing. You should read this prospectus carefully and keep it for future reference.

    We are offering this product only where we may lawfully do so. You should rely only on the information contained in this document or in one that we have referred you to. We have not authorized anyone to provide you with information that is different.

    These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC"), nor has the Commission determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                 The Phoenix Edge Series Fund  1

                                TABLE OF CONTENTS

Heading                                                    Page
---------------------------------------------------------------
PHOENIX-GOODWIN MONEY MARKET SERIES ......................    3
 Risk/Return Summary......................................    3
 Series' Expenses ........................................    4
 Financial Highlights.....................................    5
ADDITIONAL DISCUSSION OF THE SERIES' INVESTMENT
 STRATEGIES AND MANAGEMENT................................    6
INVESTMENT RESTRICTIONS...................................    7
PORTFOLIO TURNOVER........................................    7
THE FUND AND ITS MANAGEMENT...............................    7
SHARES OF BENEFICIAL INTEREST.............................    7
NET ASSET VALUE...........................................    8
TAXES.....................................................    8
APPENDIX..................................................    9


2  The Phoenix Edge Series Fund

PHOENIX-GOODWIN MONEY MARKET SERIES
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVES
    The Phoenix-Goodwin Money Market Series has an investment objective of seeking as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series seeks to maintain a stable $10.00 per share price.

[diamond] The series will invest in a diversified portfolio of high quality money market instruments with weighted average maturities of 397 days or less. The average maturity of the series' portfolio securities, based on their dollar value, will not exceed 90 days.

[diamond] The series will invest exclusively in the following instruments:

          o Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities
          o Obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks
          o Dollar-denominated obligations guaranteed by banks or savings and loan associations
          o Federally insured obligations of other banks or savings and loan associations
          o  Commercial paper
          o  Short-term corporate obligations
          o  Repurchase agreements

[diamond] At least 95% of the series' total assets will be invested in securities in the highest short-term rating category. Generally, investments will be limited to securities in the 2 highest short-term rating categories.

[diamond] The series may invest more than 25% of its assets in the domestic banking industry.

[diamond] The series may forego purchasing securities with the highest available yield due to considerations of liquidity and safety of principal.

[diamond] The advisor will buy, sell and trade securities in anticipation of, or in response to, changing economic and money market conditions and trends. This, and the short-term nature of money market instruments, may result in a high portfolio turnover rate.

PRINCIPAL RISKS
    An investment in the series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the series seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the series. There is no guarantee that the series will achieve its objective.

    The series' focus is to optimize current income. The advisor intends to select investments that provide higher returns relative to overall money market investment returns while preserving capital and maintaining liquidity. If the advisor misjudges the return potential or the ability of the issuer to make scheduled income and principal payments, the series' returns may be lower than prevailing returns and the series' income available for distribution may be less. Neither the series nor the advisor can assure you that a particular level of income will be consistently achieved.

    The advisor intends to select investments that optimize the series' yield while preserving capital and maintaining liquidity. Because market conditions and interest rates determine portfolio security yields, neither the series nor the advisor can assure you that the series' yield will remain constant or that a particular level of income will be achieved.

    A security's short-term investment rating may decline, increasing the chances the issuer may not be able to make principal and interest payments on time. This may reduce the series' stream of income and decrease the series' yield.

    Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities, or guaranteed or insured by banks only guarantee or insure principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of the series' shares will increase.

    The series may invest in repurchase agreements. If the seller of the repurchase agreement does not repurchase the underlying securities, the series may incur a loss.

PERFORMANCE TABLES
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Goodwin Money Market Series. The bar chart shows changes in the series' performance from year to year over a 10-year period (see footnote 1 on following page). The table shows how the series' average annual returns compare to those of a broad-based money market performance index. The series' past performance is not necessarily an indication of how the series will perform in the future.

                                          Phoenix-Goodwin Money Market Series  3

PHOENIX-GOODWIN MONEY MARKET SERIES

[GRAPHIC OMITTED]

     CALENDAR YEAR       ANNUAL RETURN (%)
          1991                5.98
          1992                3.58
          1993                2.87
          1994                3.83
          1995                5.72
          1996                5.09
          1997                5.18
          1998                5.09
          1999                4.82
          2000                6.03

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 1.66% (quarter ended March 1991) and the lowest return for a quarter was .69% (quarter ended September 1993).

    The series' 7-day yield on December 31, 2000 was 6.14%.

---------------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS                                      LIFE OF
  (FOR THE PERIOD       ONE       FIVE       TEN      THE
  ENDED 12/31/00)(2)    YEAR      YEARS      YEARS   SERIES(3)
---------------------------------------------------------------

  Phoenix-Goodwin
  Money Market         6.03%     5.24%      4.82%     6.23%
  Series

---------------------------------------------------------------

  Lipper Money
  Market Fund(4)       5.95%     5.18%      4.71%     6.17%

---------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since October 8, 1982.

(4) The Lipper Money Market Fund is comprised of the weighted average of the top 30 Money Market funds which includes net dividends reinvested.

SERIES' EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE SERIES' ASSETS)

Management Fees                                          0.40%

Distribution [and/or Service] (12b-1) Fees                None

Other Expenses                                           0.18%
                                                         -----

TOTAL ANNUAL SERIES' OPERATING EXPENSES(5)               0.58%
                                                         =====

(5) The series' investment advisor has agreed to reimburse through December 31, 2000, the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets. Actual total series' operating expenses after reimbursement were .55% for the year ended December 31, 2000.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------
                            ONE     THREE    FIVE      TEN
                           YEAR     YEARS    YEARS    YEARS
--------------------------------------------------------------

  Phoenix-Goodwin Money
  Market Series             $59     $186     $324     $726

--------------------------------------------------------------

4  Phoenix-Goodwin Money Market Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                    YEAR ENDED DECEMBER 31,
                                                                                    -----------------------
                                                                  2000         1999        1998         1997         1996
                                                                  ----         ----        ----         ----         ----
Net asset value, beginning of period........................      $10.00      $10.00        $10.00      $10.00       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................        0.59        0.47          0.50        0.50         0.50
                                                                   -----       -----         -----       -----        -----
   TOTAL FROM INVESTMENT OPERATIONS.........................        0.59        0.47          0.50        0.50         0.50
                                                                   -----       -----         -----       -----        -----
LESS DISTRIBUTIONS
  Dividends from net investment income......................       (0.59)      (0.47)        (0.50)      (0.50)       (0.50)
                                                                   -----       -----         -----       -----        -----
   TOTAL DISTRIBUTIONS......................................       (0.59)      (0.47)        (0.50)      (0.50)       (0.50)
                                                                   -----       -----         -----       -----        -----
NET ASSET VALUE, END OF PERIOD..............................      $10.00      $10.00        $10.00      $10.00       $10.00
                                                                  ======      ======        ======      ======       ======

Total Return................................................        6.03%       4.82%         5.09%       4.99%        4.98%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands).....................    $179,968    $235,584     $196,811     $126,607     $131,361
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1).....................................        0.55%       0.55%         0.55%       0.55%        0.55%
  Net investment income.....................................        5.83%       4.73%         4.99%       5.07%        4.89%

(1) If the investment advisor had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.58% and 0.57% for the periods ended December 31, 2000 and 1999, respectively.

                                          Phoenix-Goodwin Money Market Series  5

ADDITIONAL DISCUSSION OF THE SERIES' INVESTMENT STRATEGIES AND MANAGEMENT
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
    The advisor will seek a high level of return relative to the market by selecting securities for the series' portfolio in anticipation of, or in response to, changing economic conditions and money market conditions and trends. The advisor may not purchase securities with the highest available yield if the advisor believes that such an investment is inconsistent with the series objectives of preservation of capital and maintenance of liquidity.

    The series will invest in a diversified portfolio of high quality money market instruments with maturities of 397 days or less. The average maturity of the series' portfolio securities, based on their dollar value, will not exceed 90 days.

    The following money market instruments are the only investments the series will have in its portfolio at any time:

[diamond] Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities, including U.S. Treasury obligations and securities issued by:

          o the Government National Mortgage Association (GNMA),
          o the Federal Home Loan Mortgage Corporation (FHLMC),
          o the Federal National Mortgage Association (FNMA),
          o Student Loan Marketing Association (SLMA),
          o other federal agencies;

[diamond] Obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks, including certificates of deposits and bankers acceptances;

[diamond] Dollar-denominated obligations guaranteed by banks or savings and loan associations;

[diamond] Federally insured obligations of other banks or savings and loan associations;

[diamond] Commercial paper;

[diamond] Short-term corporate obligations; and

[diamond] Repurchase agreements:

          o A repurchase agreement is a transaction where the series buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price.
          o The advisor will enter into repurchase agreements only with those sellers that it deems creditworthy.

    Investments in the series generally will be limited to securities in the 2 highest short-term rating categories with at least 95% of the series' total assets invested in securities in the highest rating category. Securities in the highest rating category carry the smallest degree of investment risk.

    The series may invest more than 25% of its assets in the domestic banking industry.

    The short-term nature of money market instruments and the series' strategies may result in a higher turnover rate as compared to other types of funds.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The series' focus is to optimize current income. The advisor intends to select investments that provide higher returns relative to overall money market investment returns while preserving capital and maintaining liquidity. If the advisor misjudges the return potential of the series' investments, the series' returns may be lower than prevailing returns, and the series' income available for distribution to shareholders may be less. Similarly, if the advisor misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the series, the series' income available for distribution to shareholders may decrease. Neither the series nor the advisor can assure you that a particular level of income will be consistently achieved.

    The advisor intends to select investments that optimize the series' yield while preserving capital and maintaining liquidity. Because market conditions and interest rates determine portfolio security yields, neither the series nor the advisor can assure you that the series' yield will remain constant or that a particular level of income will be achieved.

    In addition to these general risks of investing in the series, there are several specific risks of investing in the series that you should note.

INVESTMENTS NOT GUARANTEED
    Unlike cash held in a bank, investments in the series are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

NET ASSET VALUE LESS THAN $10.00
    If the net asset value drops below $10.00 per share, you could lose money.

CREDIT RATING DECREASE
    A security's short-term investment rating may decline, increasing the chances the issuer may not be able to make principal and interest payments on time. This may reduce the series' stream of income and decrease the series' yield.

6  The Phoenix Edge Series Fund

REPURCHASE AGREEMENTS
    If a seller of a repurchase agreement defaults and does not repurchase the underlying securities, the series may incur a loss if the value of the underlying securities declines. Disposition costs may be incurred in connection with liquidating the underlying securities. If the seller enters into bankruptcy, the series may never receive the purchase price or it may be delayed or limited.

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment advisor and subadvisor to other mutual funds and institutional clients. As of December 31, 2000, PIC had $24.7 billion in assets under management. PIC has acted as an investment advisor for over 60 years.

    Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series' investment program and the day-to-day management of the series' portfolio. PIC manages the series' assets to conform with the investment policies as described in this prospectus. For the year ended December 31, 2000, the series paid PIC an aggregate fee for services performed equal to 0.40% of the average daily net assets of the series.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The Phoenix-Goodwin Money Market Series may invest more than 25% of their assets in the banking industry. If the Fund makes loans of the portfolio securities of the series, the market value of the securities loaned may not exceed 25% of the market value of the total assets of the series.

    In addition to the investment restrictions described above, the series' investment program is subject to further restrictions which are described in the Statement of Additional Information. Certain restrictions for the series, as identified in the Statement of Additional Information, are fundamental and may not be changed without shareholder approval.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

    The series pays brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a series and thus indirectly by its shareholders. It also may result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. The rate of portfolio turnover is not a limiting factor when the Advisor deems changes appropriate. PIC's approach dictates that underperforming securities and securities not consistent with prevailing themes will be sold. Portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the series' securities (excluding short-term securities). The turnover rate may vary greatly from year to year and may be affected by cash requirements for redemptions of shares of a series and by compliance with provisions of the Internal Revenue Code, relieving investment companies which distribute substantially all of their net income from federal income taxation on the amounts distributed. For more information regarding the consequences related to a high portfolio turnover rate, see "Portfolio Transactions and Brokerage" and "Dividends, Distributions and Taxes" in the Statement of Additional Information.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    The Fund is a mutual fund, technically known as an open-end management investment company. The Board of Trustees supervises the business affairs and investments of the Fund, which is managed on a daily basis by the Fund's investment advisors. The Fund was organized as a Massachusetts business trust on February 18, 1986. The Fund issues shares of beneficial interest in 25 series.

    The Statement of Additional Information contains a list of the members of the Board of Trustees and the officers of the Fund.

SHARES OF BENEFICIAL INTEREST
--------------------------------------------------------------------------------

    The Fund currently has 25 series of shares of beneficial interest. Shares (including fractional shares) of each series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to that series. All voting rights of the Accounts (as defined in the contract prospectus) as shareholders are passed through to the contract owners and policyowners. Shareholders of all series currently vote on the election of Trustees and other matters. On matters affecting an individual series (such as approval of an Investment Advisory Agreement or a change in fundamental investment policies), a separate vote of that series is required.

    Fund shares attributable to any Phoenix, PHL Variable or PLAC assets and Fund shares for which no timely instructions from contract owners or policyowners are received will be voted by Phoenix, PHL Variable and PLAC in the same proportion as those shares in that series for which instructions are received.

    Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights.

    The assets received by the Fund for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses of the series and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

    Unlike the stockholders of a corporation, there is a possibility that the Accounts as shareholders of a business trust such as the Fund may be liable for debts or claims against the Fund. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, undertaking or obligation made or issued by the Fund shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of the Accounts, as shareholders, incurring loss because of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Phoenix, PHL Variable and PLAC, as the sole shareholders, have a fiduciary duty to bear this risk and contract owners and policyowners are fully and completely insulated from risk.

                                                 The Phoenix Edge Series Fund  7

NET ASSET VALUE
--------------------------------------------------------------------------------

    The net asset value per share of each series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. The net asset value per share of a series is determined by adding the values of all securities and other assets of the series, subtracting liabilities and dividing by the total number of outstanding shares of the series.

    The series' investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined approximates market. For further information about security valuations, see the Statement of Additional Information.

TAXES
--------------------------------------------------------------------------------

    The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code") and so qualified for its last taxable year. In addition, the Fund intends to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Fund intends to distribute sufficient income to avoid imposition of any federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the Accounts. For a discussion of the taxation of the Accounts, see "Federal Tax Considerations" included in the Accounts' Prospectus.


8  The Phoenix Edge Series Fund

APPENDIX
--------------------------------------------------------------------------------

A-1 AND P-1 COMMERCIAL PAPER RATINGS
    The Phoenix-Goodwin Money Market Series will invest only in commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's.

    Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least 2 additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

    The rating P-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S CORPORATE BOND RATINGS
    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P'S CORPORATE BOND RATINGS
    AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

    AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

    A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                                                 The Phoenix Edge Series Fund  9

    BB-B-CCC-CC--Bonds rated BB, B, CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirement.

    B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

    CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

    CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

    C--Bonds are in imminent default in payment of interest or principal.

    D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


10  The Phoenix Edge Series Fund

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
P.O. Box 22012
Albany, NY 12201-2012








  A document called a Statement of          Inquiries and requests for the SAI
Additional Information ("SAI")            and the Annual Report to
dated May 1, 2001, containing             Shareholders should be directed in
further information about the Fund        writing to Phoenix Variable
and the Series, has been                  Products Mail Operations,
filed with the Securities and             PO Box 8027, Boston,
Exchange Commission ("SEC") and is        Massachusetts 02266-8027, or by
incorporated by reference into this       telephone (800) 541-0171.
prospectus.

 Additional information about               Information about the Fund,
the Fund's investments is                including the SAI, can be
available in the Fund's Annual and       reviewed and copied at the SEC's
Semiannual Reports to Shareholders.      Public Reference Room in
In the Fund's Annual Report, you         Washington, D.C. You can obtain
will find a discussion of the            information on the operation of the
market conditions and investment         Public Reference Room by calling
strategies that significantly            the SEC at (202) 942-8090. Reports
affected the Fund's performance          and other information about the
during its last fiscal year.             Fund are available on the EDGAR
                                         Database on the SEC's Internet site
                                         at http://www.sec.gov. Copies of
                                         the information may be obtained,
                                         after paying a duplicating fee, by
                                         electronic request at the following
                                         e-mail address: publicinfo@sec.gov,
                                         or by writing the SEC's Public
                                         Reference Section, Washington, D.C.
                                         20549-0102.



Phoenix Home Life Mutual Insurance Company www.phoenixwm.com

Investment Company Act File No. 811-4642

[LOGO] PHOENIX WEALTH MANAGEMENT(SM)

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